$3.8 Billion LTC External Reinsurance Transaction Executing on our Closed Block Strategy July 6, 2026

SAFE HARBOR STATEMENT Certain information in this presentation constitutes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are those not based on historical information, but rather relate to our outlook, future operations, strategies, financial results, or other developments and speak only as of the date made. These forward-looking statements are subject to numerous assumptions, risks, and uncertainties, many of which are beyond our control. The following factors, in addition to other factors mentioned from time to time, may cause actual results to differ materially from those contemplated by the forward-looking statements: (1) fluctuation in insurance reserve liabilities, claim payments, and pricing due to changes in claim incidence, recovery rates, mortality and morbidity rates, and policy benefit offsets due to, among other factors, the rate of unemployment and consumer confidence, the emergence of new diseases, epidemics, or pandemics, new trends and developments in medical treatments, the effectiveness of our claims operational processes, and changes in governmental programs; (2) sustained periods of low interest rates; (3) unfavorable economic or business conditions, both domestic and foreign, that may result in decreases in sales, premiums, or persistency, as well as unfavorable claims activity or unfavorable returns on our investment portfolio; (4) changes in, or interpretations or enforcement of, laws and regulations; (5) a cybersecurity attack or other security breach resulting in compromised data or the unauthorized acquisition of confidential data; (6) the failure of our business recovery and incident management processes to resume our business operations in the event of a natural catastrophe, cybersecurity attack, or other event; (7) increased competition from other insurers and financial services companies due to industry consolidation, new entrants to our markets, or other factors; (8) investment results, including, but not limited to, changes in interest rates, defaults, changes in credit spreads, impairments, and the lack of appropriate investments in the market which can be acquired to match our liabilities; (9) ineffectiveness of our derivatives hedging programs due to changes in forecasted cash flows, the economic environment, counterparty risk, ratings downgrades, capital market volatility, collateral requirements, changes in interest rates, and/or regulation; (10) our ability to develop digital capabilities or execute on our technology systems upgrades or replacements; (11) our use of artificial intelligence technology, as well as changes in artificial intelligence laws and regulations; (12) the impact of pandemics and other public health issues on our business, financial position, results of operations, liquidity and capital resources, and overall business operations; (13) changes in our financial strength and credit ratings; (14) the ability of our reinsurers to meet their obligations to us and availability of reinsurance in the market; (15) our ability to hire and retain qualified employees; (16) disruptions to our business or our ability to access data caused by the use and reliance on third party vendors, including vendors providing web and cloud- based applications; (17) ability to generate sufficient internal liquidity and/or obtain external financing; (18) damage to our reputation due to, among other factors, regulatory investigations, legal proceedings, social issues, third-party vendors, external events, and/or cyber or other information security incidents; (19) recoverability and/or realization of the carrying value of our intangible assets, long-lived assets, and deferred tax assets; (20) effectiveness of our risk management program; (21) contingencies and the level and results of litigation; (22) fluctuation in foreign currency exchange rates; and (23) our ability to meet sustainability standards and expectations of investors, regulators, customers, and other stakeholders. For further discussion of risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see Part 1, Item 1A "Risk Factors" of our annual report on Form 10-K for the year ended December 31, 2025. The forward-looking statements in this news release are being made as of the date of this news release, and we expressly disclaim any obligation to update or revise any forward-looking statement contained herein, even if made available on our website or otherwise. 2

KEY MESSAGES • Executing the next step in our closed block strategy with a second external LTC transaction, and first stand-alone LTC risk transfer transaction • Combined with our prior transaction, actions reinsure over $7B of LTC reserves, materially reducing our closed block footprint • Transactions executed at disciplined pricing appropriate for the risk transferred, reflecting both the characteristics of the block and strong market demand • Risk profile materially improves as remaining block shifts to predominantly GLTC, with reduced sensitivities and strong protection retained • Capital strength and capital deployment priorities remain intact • We continue to be selective and opportunistic as we further manage our closed block 3

EXECUTING ON OUR CLOSED BLOCK STRATEGY Consistent and active management to reduce the footprint and capital demands for the closed block • External Transactions – Materially reduced the closed block footprint through multiple transactions with highly rated counterparties, removing exposure to legacy IDI and LTC • Internal Restructuring – Enhanced policyholder protection, reduced capital volatility, and improved capital efficiency through internal reinsurance • Risk Reduction – Reduced uncertainty by implementing an interest rate hedge program and fully removing morbidity and mortality improvement assumptions • Group Case Management – Eliminated enrollment of new employees on existing group cases reducing exposure • Pricing Actions – Continual execution of appropriate pricing actions and adjustment of policy terms. Rate increases of >$5B achieved to-date 2026 Discontinued new lives on existing GLTC cases $3.8B LTC Reinsurance Transaction Today Morbidity and Mortality Improvement Removed 2025 $3.4B LTC Reinsurance Transaction & Restructuring 2023 Capital contributions finalized; no further capital contributions needed 2022 Hedge Program Initiated 2020 $7.1B Legacy IDI Transaction 4

7.5 7.5 7.3 3.5 $14.8 $11.0 Year-End 2025 Post Transaction LTC Statutory Reserves (All legal entities) GLTC ILTC SECOND EXTERNAL TRANSACTION RESULTS IN SIGNIFICANT FURTHER REDUCTION OF LTC BLOCK 100% of Individual Long-Term Care (ILTC) reserves in Fairwind reinsured • $3.8B of statutory reserves representing 26% of total LTC and 52% of ILTC block • ILTC block of 50k policies with average attained age of 76; 75% active lives • Highly benefit-rich profile (83% inflation protected; 43% lifetime benefits) 5

COST RELATIVE TO BEST ESTIMATE RESERVES REMAINS CONSISTENT ACROSS TRANSACTIONS ($ in millions) 2025 ILTC Transaction 2026 ILTC Transaction Combined Market Value of Required Assets 4,050 5,660 9,710 Reserves Best Estimate Reserves 3,260 4,500 7,760 Statutory Reserves 3,370 3,840 7,210 Reserve Margin 110 (660) (550) Economic Benefits Required Capital Release 190 130 320 Total Tax Benefits 200 490 690 Future Rate Increases 90 n/a 90 Total 480 620 1,100 Net Cost, relative to: Best Estimate Reserves ($) 310 540 850 Best Estimate Reserves (%) 10% 12% 11% Statutory Reserves ($) 200 1,200 1,400 Statutory Reserves (%) 6% 31% 19% • Pricing remains disciplined and consistent when evaluated relative to best estimate reserves • Economic benefits vary by transaction, reflecting differences in underlying risk profile and structure • 2026 transaction reflects a more adverse reserve profile, partially offset by higher economic benefits Note: Estimated values at time of announcement for each transaction 6

Key Assumption Sensitivity From To Change Future Unapproved Premium Rate Increases Removed $1,000 $720 (28)% Active Policy Lapses and Mortality 7% $320 $210 (35)% Claim Incidence 3% $270 $170 (36)% Claim Resolutions 2% $200 $120 (42)% New Money Rate/30-Year UST Down to 3.50% $500 $310 (38)% GLTC-WEIGHTED MIX DRIVES MATERIALLY LOWER RISK PROFILE IN REMAINING BLOCK Reduced sensitivity across all key Fairwind assumptions NET RESULT: smaller, less rich benefit profile with materially lower sensitivities • Post-transaction, GLTC represents ~70% of reserves and ~95% of insured lives • Younger average age supports continued rate adjustments and block management • Group benefits are materially less rich than ILTC, reducing tail risk and protection sensitivity ⎼ Average Daily Benefit 1/3rd of ILTC ⎼ 77% of policies with no inflation ⎼ 7% lifetime benefits vs. 33% for ILTC 7

STRONG PROTECTIONS SUPPORT REMAINING LTC RESERVES

Remaining reserves exhibit strong margin profile across both legal entities

- Funding modestly reduces absolute LTC protection in Fairwind, while maintaining a strong RBC position (~300%)
- LTC exposure in PLA is supported by diversification across the broader product set
- No incremental capital contributions required to support remaining LTC reserves

($ in millions)	Fairwind Insurance Company	Provident Life & Accident Insurance Company
Statutory Reserves		
Long-Term Care	7,080	3,920
All Other Products	–	3,300
Reserve Margin[1]	2,080	1,380
Excess Capital >350%	(160)	520
Total Protections	**1,920**	**1,900**

(1) Pro forma Fairwind Reserve Margin on GPV basis at closing; YE25 PLA cashflow testing results

8 unum GROUP

2026 CAPITAL SOURCES AND USES • Capital Generation: $1.4–$1.6B • Capital Uses: ~$1.5B, including ~$1.3B of buybacks and dividends Robust capital position and capital deployment priorities remain unchanged YE26 CAPITAL METRICS • Holding Company Liquidity: $1.5-$2.0B • Leverage: ~25% • RBC: 400-425% POST-TRANSACTION CAPITAL OUTLOOK 9

CLOSING COMMENTS • Continued execution of our closed block strategy through a second, stand-alone external LTC transaction • Meaningful additional reduction in LTC exposure, with improved risk profile on the remaining block • Transaction reflects disciplined pricing aligned with the risk characteristics of the block transferred • Capital position remains robust; capital deployment priorities remain intact • We remain selective and opportunistic as we continue to actively manage the closed block 10

Questions and Answers 11

Appendix: • LTC Block Demographic Profile 12

13 LTC BLOCK DEMOGRAPHIC PROFILE 1) Demographics as of 9/30/2025 for retained blocks and 2026 transaction block; 9/30/2024 for 2025 transaction block 2) Average reflects nonforfeiture and paid-up insureds GLTC ILTC Demographic Profile1 Retained Retained 2025 ILTC Transaction 2026 ILTC Transaction Overview Average issue date 2003 2004 2000 2001 Number of insureds (approx.) 752,000 33,000 31,000 50,000 Avg annual premiums/insured (approx.)2 600 2,925 2,490 1,839 Attained Age Average attained age of ALR 57 75 86 76 Average attained age of DLR 81 85 89 85 Benefits % lifetime benefit by lives count 7% 33% 34% 43% Avg inflated daily benefit 113 333 250 272 Avg benefit period (non-lifetime) 3.0 years 4.3 years 4.3 years 4.4 years Avg elimination period (days) 90 78 82 82 Inflation Protection % with 5% compound 10% 24% 16% 22% % with < 5% compound 0% 23% 35% 31% Simple inflation 13% 27% 31% 30% No inflation 77% 26% 18% 17%